UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2023

AlerisLife Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-16817	04-3516029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 230 Newton, Massachusetts	02458
(Address of principal executive offices)	(Zip Code)

(617) 796-8387

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock	ALR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 2, 2023, AlerisLife Inc., a Maryland corporation (“ALR” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ABP Acquisition LLC, a Maryland limited liability company (“Parent”), and Parent’s wholly owned subsidiary, ABP Acquisition 2 LLC, a Maryland limited liability company (“Purchaser”). Parent is a wholly owned subsidiary of ABP Trust and Adam D. Portnoy, a Managing Director of the Company and Chair of the Company’s Board of Directors (the “Company Board”), is the sole trustee and controlling shareholder and an officer of ABP Trust.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire all of the outstanding shares (“Shares”) of common stock, par value $0.01 per share, of the Company (other than Shares held by Parent, Purchaser, any other direct or indirect wholly owned subsidiary of Parent or any person that owns, directly or indirectly, all of the outstanding equity interests of Purchaser) at a price of $1.31 per Share, net to the seller in cash, without interest (such amount per Share, the “Offer Price”), subject to any withholding of taxes. Parent, together with shares held directly by Mr. Portnoy and ABP Trust, currently owns approximately 6.1% of the outstanding Shares.

The obligation of Parent and Purchaser to consummate the Offer is subject to certain customary conditions, including that there be validly tendered and not validly withdrawn a number of Shares that, together with the number of Shares beneficially owned by any person that owns, directly or indirectly, all of the outstanding equity interest of Purchaser or any wholly owned subsidiary of Parent, represents at least a majority of all Shares outstanding at the time of the expiration of the Offer (the “Minimum Condition”), as well as receipt of certain third-party consents. Prior to the execution of the Merger Agreement, Diversified Healthcare Trust (“DHC”), which beneficially owns approximately 31.9% of the outstanding Shares, delivered a consent with respect to the exception of certain ownership limitations in the Articles of Amendment and Restatement of the Company (the “Company Charter”), and agreed, among other things, to tender the Shares it owns into the Offer. The Minimum Condition may not be waived. Consummation of the Offer is not subject to a financing condition. The transaction is not anticipated to be subject to any antitrust or other regulatory approvals.

Following the time of the acceptance for payment of all Shares tendered (and not validly withdrawn) pursuant to the Offer (the “Offer Acceptance Time”), subject to the satisfaction or waiver of certain conditions, Parent will acquire any remaining Shares by a merger of Purchaser with and into the Company with the separate existence of Purchaser ceasing and the Company continuing as the surviving corporation (the “Merger”). The Merger Agreement contemplates that the Merger will be effected pursuant to Section 3-106.1 of the Maryland General Corporation Law, which permits completion of the Merger without a stockholder vote as soon as practicable following consummation of the Offer.

At the effective time of the Merger (the “Effective Time”), each Share (other than any Shares held immediately prior to the Effective Time by Parent, Purchaser, or any other direct or indirect wholly owned Subsidiary of Parent or any person that owns, directly or indirectly all of the outstanding equity interests of Purchaser) will be cancelled and converted into the right to receive an amount in cash equal to the Offer Price, without any interest thereon and subject to any withholding of taxes.

In addition, immediately prior to the Effective Time, each award of Shares that is outstanding and subject to vesting or forfeiture restrictions (each, a “Company Share Award”) shall become fully vested and non-forfeitable. At the Effective Time, each Share subject to a Company Share Award (other than any Shares held immediately prior to the Effective Time by Parent, Purchaser, or any other direct or indirect wholly owned Subsidiary of Parent or any person that owns, directly or indirectly all of the outstanding equity interests of Purchaser) shall be cancelled and converted into the right to receive an amount in cash equal to the Offer Price, without any interest thereon and subject to any withholding of taxes.

The Company Board delegated to a Special Committee (the “Special Committee”) the responsibility and authority to consider, negotiate and approve or decline to approve the proposal received by the Company from Parent with respect to the transactions contemplated by the Merger Agreement, including the Offer and Merger (together with the execution and delivery of the Merger Agreement, the “Transactions”). The Special Committee approved and recommended to the Company Board the execution, delivery and performance by the Company of the Merger Agreement. The Company Board, acting on the recommendation of the Special Committee, (i) determined that the Merger Agreement and the Transactions, including the Offer and the Merger, are advisable and in the best interest of the Company and its stockholders (other than Parent and its affiliates); (ii) declared the Merger advisable; (iii)  approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Offer, the Merger and the other Transactions subject to the conditions set forth in the Merger Agreement; (iv) subject to the conditions set forth in the Merger Agreement, resolved to recommend that the stockholders of the Company (other than Parent and its affiliates) accept the Offer and tender their Shares to Purchaser pursuant to the Offer; (v) resolved to include the prior approvals and recommendation, as well as the resolutions of the Special Committee, in the Solicitation/Recommendation Statement on Schedule 14D-9 (“Schedule 14D-9”) and (vi) granted an exception to Purchaser from the ownership limitations set forth in Section 6.2 of the Company Charter and the transfer restrictions set forth in Section 9.2 of the bylaws of the Company, in each case, with respect to the Offer, the Merger and the other Transactions.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Purchaser. The Company has agreed to use reasonable best efforts to operate its business in the ordinary course of business consistent in all material respects with past practice until the earlier of the Effective Time or the termination of the Merger Agreement. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals for a strategic transaction involving the Company.

The Merger Agreement also includes customary termination provisions for both the Company and Parent. The Company is required to reimburse up to $750,000 (the “Reimbursement Amount”) of expenses incurred by Parent in connection with the Transactions in the event that the Merger Agreement is terminated by Parent following a change of recommendation by the Company Board or the Special Committee or if the Company terminates the Merger Agreement to enter into an agreement with respect to a Superior Offer (as defined in the Merger Agreement), in each case as is more particularly described in the Merger Agreement). The Company is also required to reimburse Parent for the Reimbursement Amount if (A) the Merger Agreement is terminated (i) after 11:59 p.m. Eastern time on May 31, 2023 and the Offer Acceptance Time has not occurred prior to such termination, (ii) as a result of a breach by the Company of its representation and warranties or covenants, or (iii) after the expiration of the Offer at which time all conditions other than the Minimum Condition have been satisfied, (B) a third party has made public a bona fide acquisition proposal to the Company that it has not publicly withdrawn prior to such termination and (C) within 12 months following such termination the Company enters into an agreement for, or consummates, an alternative transaction. The Merger Agreement provides that the parties are entitled to an injunction or injunctions to prevent breaches of the Merger Agreement, and to specifically enforce the terms and provisions of the Merger Agreement.

The foregoing summary of the principal terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Merger Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference. The summary and the copy of the Merger Agreement are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (“SEC”). The assertions embodied in the representations and warranties included in the Merger Agreement were made solely for purposes of the contract among the Company, Purchaser and Parent and are subject to important qualifications and limitations agreed to by the Company, Purchaser and Parent in connection with the negotiated terms, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, Purchaser and Parent rather than establishing matters as facts. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and this subsequent information may or may not be fully reflected in public disclosures by the Company or Parent.

Information Regarding Certain Relationships and Related Person Transactions

The Company is party to a Consent, Standstill, Registration Rights and Lock-Up Agreement (the “Lock-Up Agreement”), dated October 2, 2016, with Mr. Portnoy, ABP Trust and certain other related persons (the “ABP Parties”), under which, among other things, the ABP Parties have each agreed not to transfer, except for certain permitted transfers as provided for therein, any of the Shares acquired after October 2, 2016, but not including Shares issued under the Company’s equity compensation plans, for a lock-up period that ends on the 10 year anniversary of the Lock-Up Agreement or upon the earlier occurrence of certain corporate events described in the Lock-Up Agreement. Under the Lock-Up Agreement, the ABP Parties also each agreed, for a period of 10 years, not to engage in certain activities involving the Company without the approval of the Company Board, including not to effect or seek to effect any tender offer, which the Company Board agreed to waive with respect to the Transactions. The Company also leases its headquarters from a subsidiary of ABP Trust.

DHC is the Company’s largest stockholder. The Company manages for DHC most of the senior living communities it operates. Mr. Portnoy also serves as the chair of the board of trustees and as a managing trustee of DHC. Jennifer B. Clark, a Managing Director and Secretary of the Company, also serves as the secretary of DHC and previously served as a managing trustee of DHC. The RMR Group LLC (“RMR LLC”) provides management services to both the Company and DHC. The Company’s President and Chief Executive Officer and DHC’s executive officers are officers and employees of RMR LLC.

RMR Inc. (“RMR Inc.”) is the managing member of RMR LLC. ABP Trust is the controlling shareholder of RMR Inc. and Mr. Portnoy is a managing director and the president and chief executive officer of RMR Inc. and an officer and employee of RMR LLC. Ms. Clark also serves as a managing director and the executive vice president, general counsel and secretary of RMR Inc., an officer and employee of RMR LLC and an officer of ABP Trust. Some of the members of the Special Committee also serve as independent trustees or independent directors of other public companies to which RMR LLC or its subsidiaries provide management services. Mr. Portnoy serves as the chair of the boards and as a managing director or managing trustee of those companies. Other officers of RMR LLC including Ms. Clark, serve as managing directors or managing trustees of certain of these companies.

Because of the continuing relationships among the Company and ABP Trust and its affiliates, the terms of the Merger Agreement were negotiated and approved by the Special Committee, which is composed solely of the Company’s independent directors, and also were approved by the Company Board (with Mr. Portnoy abstaining), voting separately.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2021 (our “Annual Report”), our definitive Proxy Statement for our 2022 Annual Meeting of Stockholders (our “Proxy Statement”), our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (our “Quarterly Report”), and our other filings with the Securities and Exchange Commission (the “SEC”), including Notes 10, 14 and 15 to our Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers in our Proxy Statement and Notes 11, 13 and 14 to our Condensed Consolidated Financial Statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions.  Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 8.01	Other Events.

On February 3, 2023, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

*****

Additional Information and Where to Find It

The tender offer referred to in this communication has not yet commenced. The description contained in this communication is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the tender offer materials that Parent will file with the SEC. The solicitation and offer to buy shares of ALR common stock will only be made pursuant to an offer to purchase and related tender offer materials. Upon commencement of the tender offer, Parent will file with the SEC a Tender Offer Statement on Schedule TO and a Transaction Statement on Schedule 13E-3 (“Schedule 13E-3”). Following commencement of the Offer, ALR will file with the SEC a Schedule 14D-9. Holders of Shares are urged to read the Tender Offer Statement (including the offer to purchase, a related letter of transmittal and other offer documents filed with the SEC), the Schedule 13E-3 and the Schedule 14D-9 when such documents become available, as they will contain important information about the tender offer. Holders of Shares can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov, or from ALR upon written request to AlerisLife Inc., Two Newton Place, 255 Washington Street, Suite 230, Newton, MA 02458, telephone number (617) 796-8387 or from ALR’s website, www.alerislife.com.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of ALR and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the Offer and the Merger; filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: the possibility that various closing conditions for the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effects of the Offer or the Merger (or the announcement thereof) on relationships with customers, vendors, other business providers and relations or governmental entities; transaction costs; the risk that the Merger will divert management’s attention from ALR’s ongoing business operations; changes in ALR’s business during the period between now and the Offer Acceptance Time; risks associated with litigation; and other risks and uncertainties, including those noted from time to time in documents filed with the SEC by ALR, including Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, as well as the Schedule 14D-9 to be filed by ALR. All forward-looking statements are based on information currently available to ALR, and ALR assumes no obligation to update any forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of February 2, 2023, among the Company, ABP Acquisition LLC and ABP Acquisition 2 LLC. (Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will supplementally furnish to the SEC upon request any such omitted schedule).

99.1	Press Release, issued by the Company on February 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AlerisLife Inc.

Dated: February 3, 2023	By:	/s/ Jeffrey C. Leer
Jeffrey C. Leer
President and Chief Executive Officer